FORM N-SAR Q77.O Transactions effected pursuant to Rule 10F3
PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Fixed Income Fund

2.	Anticipated Purchase Date: 2/27/06

3.	Total Net Assets of Account/Fund: $459,995,901.66

4.	Type and Description of Security to be Purchased: United Healthcare 5.375% 3/15/2016

5.	Credit Rating of Security (Rating/Rating Agency): A2/Moody’s A/S&P A/Fitch

6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup, JP Morgan, Wachovia Securities

7.	Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager

8.	Issue Size: 750M

9.	CUSIP: 91324PAQ5

10.	Amount Purchase by Account/Fund: 1,145,000

11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.15%

12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.25%

13.	Purchase Price of Securities (if at par, so state): 99.622

14.	Commission/Spread Received by Principal Underwriters: 6.50

15.	Yield (as applicable): 5.424

16.	Benchmark Yield (as applicable): 4.594

17.	Description of Benchmark (as applicable): Treasury Bond

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Fixed Income Fund

2.	Anticipated Purchase Date: 5/31/06

3.	Total Net Assets of Account/Fund: $428,218,463.06

4.	Type and Description of Security to be Purchased: Credit Suisse USA Inc Variable Rate 06/05/2009

5.	Credit Rating of Security (Rating/Rating Agency): Aa3/Moody’s A+/S&P AA-/Fitch

6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Credit Suisse

7.	Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager

8.	Issue Size: 1,050M

9.	CUSIP: 225434BG3

10.	Amount Purchase by Account/Fund: 1,165,000

11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.11%

12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.27%

13.	Purchase Price of Securities (if at par, so state): 100.000

14.	Commission/Spread Received by Principal Underwriters: 2.50

15.	Yield (as applicable): 5.3582

16.	Benchmark Yield (as applicable): 5.2782

17. Description of Benchmark (as applicable): Libor PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Fixed Income Fund

2.	Anticipated Purchase Date: 5/12/06

3.	Total Net Assets of Account/Fund: $427,554,281.45

4.	Type and Description of Security to be Purchased: Lincoln National Corp Variable Rate 05/17/2016

5.	Credit Rating of Security (Rating/Rating Agency): Baa2/Moody’s A-/S&P A-/Fitch

6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Banc of America, Citigroup, Goldman Sachs, JP Morgan, Lehman Bros, Merrill Lynch, Morgan Stanley, UBS & Wachovia Secs. As joint leader managers

7.	Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager

8.	Issue Size: 800M

9.	CUSIP: 534187AS8

10.	Amount Purchase by Account/Fund: 500,000

11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.06%

12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.12%

13.	Purchase Price of Securities (if at par, so state): 99.596

14.	Commission/Spread Received by Principal Underwriters: 10.0

15.	Yield (as applicable): 7.316

16.	Benchmark Yield (as applicable): 5.466

17.	Description of Benchmark (as applicable): Treasury

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Global Fixed Income Fund

2.	Anticipated Purchase Date: 5/12/06

3.	Total Net Assets of Account/Fund: $71,564,376.17

4.	Type and Description of Security to be Purchased: Lincoln National Corp Variable Rate 05/17/2016

5.	Credit Rating of Security (Rating/Rating Agency): Baa2/Moody’s A-/S&P A-/Fitch

6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Banc of America, Citigroup, Goldman Sachs, JP Morgan, Lehman Bros, Merrill Lynch, Morgan Stanley, UBS & Wachovia Secs. As joint leader managers

7.	Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager

8.	Issue Size: 800M

9.	CUSIP: 534187AS8

10.	Amount Purchase by Account/Fund: 170,000

11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.06%

12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.12%

13.	Purchase Price of Securities (if at par, so state): 99.596

14.	Commission/Spread Received by Principal Underwriters: 10.0

15.	Yield (as applicable): 7.316

16.	Benchmark Yield (as applicable): 5.466

17.	Description of Benchmark (as applicable): Treasury